SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): April 3, 2007


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                   0-5905                62-0156300
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(State of incorporation)    (Commission File No.)       (IRS Employer
                                                       Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

     On April 3, 2007, Chattem, Inc. (the "Company"), as borrower, entered into a Sixth Amendment to Credit Agreement (the "Amendment") with Signal Investment & Management Co., Sundex, LLC and Chattem (Canada) Holdings, Inc., as guarantors (the "Domestic Subsidiaries"), the persons identified as lenders on the signature pages thereto (the "Lenders") and Bank of America, N.A., as agent for the Lenders (in such capacity, the "Agent"), which amends the Credit Agreement dated as of February 26, 2004 (collectively, as previously amended and after giving effect to the Amendment, the "Amended Credit Agreement"), by and among the Company, the Domestic Subsidiaries, the Lenders and the Agent, and pursuant to which, among other things, the Company (i) will be permitted to incur additional unsecured indebtedness the principal of which by its terms is not required to be repaid, in whole or in part, before six months after the Term Loan Maturity Date (as defined in the Amended Credit Agreement) and which is issued pursuant to credit documents having covenants and events of default that are no more restrictive than the covenants and events of default contained in the Amended Credit Agreement and (ii) will obtain a reduction in the Applicable Percentage (as defined in the Amended Credit Agreement), based upon specified leverage ratios, with respect to Revolving Loans, Letter of Credit Fees and the Unused Fee (as such terms are defined in the Amended Credit Agreement). A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


Item 8.01.        Other Events.

     On April 3, 2007, the Company issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing a proposed private placement of convertible senior notes due 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01.        Financial Statements and Exhibits.

                  (d) Exhibits.

                    10.1 Sixth  Amendment  to Credit  Agreement,  dated April 3,
                         2007, by and among Chattem, Inc., its domestic subsidiaries, identified lenders and Bank of America, N.A., as agent.

                    99.1 Press Release dated April 3, 2007.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 3, 2007              CHATTEM, INC.


                           By:  /s/ Theodore K. Whitfield, Jr.
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                                Theodore K. Whitfield, Jr.
                                Vice President, General Counsel and
                                     Secretary


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                                  EXHIBIT INDEX


Exhibit No.                Exhibit Description

                    10.1 Sixth  Amendment  to Credit  Agreement,  dated April 3,
                         2007, by and among Chattem, Inc., its domestic subsidiaries, identified lenders and Bank of America, N.A., as agent.

                    99.1 Press Release dated April 3, 2007.